UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2003

CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, Including Area Code: (574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Investor Presentation Material

Item 7.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Investor Presentation Material

Item 9.     Regulation FD Disclosure.

This information, required by “Item 12. Results of Operations and Financial Condition”, is being furnished under “Item 9. Regulation FD Disclosure” in accordance with SEC Release No. 33-8216 and pursuant to Regulation FD.

A copy of material which will be used in an investor presentation delivered by CTS representatives from time to time is filed as Exhibit No. 99.1 hereto and is incorporated herein by reference. This material contains certain non-GAAP financial measures. CTS’ management believes that these non-GAAP financial measures are useful to investors in analyzing CTS financial performance and results of operations over time. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in Appendix 1 to Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

By:	/s/ Richard G. Cutter Richard G. Cutter Vice President, Secretary and General Counsel

Date: June 5, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Investor Presentation Material